Exhibit 99.1

Agile Therapeutics Rule.pngNot for promotional purposes

2 Rule.pngProperty of Agile Therapeutics –06.26.2014 Forward-Looking Statement Certain information contained in this presentation and other matters discussed today or answers that may be given in response to questions may include “forward-looking statements”.We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements.In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements are subject to important factors, risks and uncertainties, including, but not limited to, the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation and completion of the trials; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, our product candidates; the Company’s ability to obtain the capital necessary to fund its operations; the Company’s ability to generate revenues; the successful implementation of the Company’s research and development programs and collaborations; the acceptance by the market of the Company’s products; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the success of the Company's license agreements; and other factors, including general economic conditions and regulatory developments, not within the Company’s control.These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements.The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance.

3 Rule.png Property of Agile Therapeutics –06.26.2014 Agile Investment Thesis •$4.2 Billion combined hormonal contraceptive (CHC) market •Significant Unmet Need: No low-dose CHC patch on the market today Large Market Opportunity •Over 1,500 women have received Twirla in clinical trials that showed favorable safety and tolerability •Two completed randomized phase 3 trials showed pregnancy rate comparable to comparator pills Significant Clinical Experience •CRL and FDA communications provide clear guidance on path forward with one single-arm trial •Potential for near-term approval in late 2016 Clear Regulatory Path •Wholly owned assets means company is free to partner or sell •Company can market directly through focused sales force Multiple Strategic Options •Deep experience in women’s health and contraceptive products World Class Team •6 issued patents, protection to 2028 •Technological and manufacturing know-how High Barriers to Generic Entry

4 Rule.pngProperty of Agile Therapeutics –06.26.2014 Agile Executive Management Team Al Altomari President and Chief Executive Officer Scott Coiante Vice President and Chief Financial Officer Elizabeth Garner, M.D.,M.P.H. Sr. Vice President and Chief Medical Officer Katie MacFarlane, Pharm. D. Chief Commercial Officer Deep Experience in Women’s Healthcare and Contraceptive Products

5 Rule.pngProperty of Agile Therapeutics –06.26.2014 Source: IMS NSP, retail + non-retail, Dec 2013 Loestrin is a registered trademark of Actavis. Evra and Micronor are registered trademarks of Johnson & Johnson Depo-Provera is a registered trademark of Pfizer Agile products are designed to provide convenience and facilitate compliance Contraceptive Market is a Large Opportunity Twirla™ AG200AG200--ERER AG200AG200--SPSP Ring ortho_evra_patch.jpgPatches Pills C:\Users\Katie\Pictures\Loestrin photo.jpgCombination Hormonal Contraceptive Market $4.2 Billion AG890AG890 Implant C:\Users\Katie\Pictures\Implanon photo.pngDepo Provera.jpgInjection C:\Users\Katie\Pictures\Mirena photo.pngIUD Pills Progestin-only Contraceptive Market $1.4 Billion http://www.bd.nl/polopoly_fs/1.4167231.1390569730!/image/image.JPG_gen/derivatives/landscape_800_600/image-4167231.JPG

Agile Has Four Products in Development


Development
Phase I
Phase II
Phase III
CHC Market
Twirla™
AG200-ER
AG200-SP
P-Only Market
AG890

CHC = Combined Hormonal Contraception, P-Only = Progestin-Only Contraception

○ = Additional patch development to determine optimal formulation and dose

■ ■ ▶ = Indicates phase to enter following patch development

Property of Agile Therapeutics – 06.26.2014
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7 Rule.pngProperty of Agile Therapeutics –06.26.2014 •Contains the active ingredients levonorgestrel (LNG) and ethinyl estradiol (EE), which have over 25 years of history of use in contraceptives –LNG is used as a standard for comparison of VTE risk among progestins –EE is the syntheticestrogen in most currently marketed contraceptives •Agile’s proprietary Skinfusion®technology provides hormone delivery in an appealing form Twirla is a Low-Dose Contraceptive Patch C:\Users\Katie\Dropbox\Agile\Corporate Info, Logos\Logos and Images\Twirla\TWIRLA_Logo-TM_G.jpgPeripheral adhesive system is designed to allow patch adherence and patient comfort and is intended to prevent the active and inactive ingredients from migrating to the outer edges Inner, active matrix adhesive system delivers both EE and LNG at targeted levels through the skin

8 Rule.pngProperty of Agile Therapeutics –06.26.2014 Skinfusion Technology in Twirla C:\Users\Katie\Dropbox\Agile\Corporate Info, Logos\Logos and Images\Twirla\TWIRLA_Logo-TM_G.jpgTwirla is <1mm in thickness Peripheral Backing(soft, silky fabric) PeripheralAdhesiveSystem Active Matrix Integrated into a single patch Release Liner

9 Rule.pngProperty of Agile Therapeutics –06.26.2014 Agile Exclusivity/Competition Strategies for Twirla Expected Hatch-Waxman exclusivity (3 years) 6 issued patents to list in Orange Book •Issued patents expire in 2021 (4) & 2028 (2) •Additional patents under prosecution Limited patch manufacturers •Specialized equipment Transdermal know-how Agilepipeline / line extensions C:\Users\Katie\Pictures\Orange Book logo.pngC:\Users\Gregory Arnold\Desktop\New folder\Bldg 50 Sign 31October2008.JPGC:\Users\Katie\Dropbox\Agile\Presentations\Corporate Presentation\Corium and Manufacturing\Pictures 22April2014\IMG_0822[1].JPGhttp://www.azbio.org/pinniped/wp-content/uploads/2012/02/fdalogodhhs.jpg

10 Rule.pngProperty of Agile Therapeutics –06.26.2014 SUN MON TUE WED THU FRI SAT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 How Would Women use Twirla? •21/7-day regimen like many birth control pills –Women apply a patch once-a-week for three weeks followed by 4th week without a patch •Can be applied to abdomen, buttock, or upper torso C:\Users\Katie\Dropbox\Agile\Corporate Info, Logos\Logos and Images\Twirla\TWIRLA_Logo-TM_G.jpgButtock 48% Abdomen 40% Source: Data on File, Agile Therapeutics Upper Torso 12% 7days no patch Patch 1 Patch 2 Patch 3 Patch 1

11 Rule.pngProperty of Agile Therapeutics –06.26.2014 Ortho Evra quickly gained share: the most successful contraceptive launch Ortho Evra –A Meteoric Rise •Most successful contraceptive launch in history •Reached TRx share of 11% and nearly $400 million in annual sales in 2004 •Labeled as 20mg/day EE •Sales hampered by supply constraints and a precipitous fall •Thromboembolic events (VTEs) reported to FDA •Study published in 2005 showing higher EE levels than ring and low-dose pill •Bolded warning added to Evra label in Nov 2005 •Johnson & Johnson stopped active promotion •Mylan launched Evra generic in April 2014 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Apr-02 Jul-02 Oct-02 Jan-03 Apr-03 Jul-03 Oct-03 Jan-04 Apr-04 TRx Share (%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Sep-04 Mar-05 Sep-05 Mar-06 Sep-06 Mar-07 Sep-07 Mar-08 Sep-08 Mar-09 TRx Share (%) Evra Contraceptive Patch History supply constraints label change Sources: IMS NPA and NSP Ortho Evra Package Insert and van den Heuvel, Contraception 2005;72:168-174 Validated MarketMarket

12 Rule.pngProperty of Agile Therapeutics –06.26.2014 Characteristic Form of product Transdermal patch Round, approximately 28 square centimeters Soft, silky, stretchy fabric Transdermal patch Square, approximately 20 square centimeters Smooth, plastic film Active ingredients EE, LNG EE, norelgestromin Pharmacokinetic profile EE delivered per day ~30 micrograms 60% higher than that of an oral contraceptive containing 35 micrograms (~56 micrograms)** Regimen One patch weekly 21 days active/7 days patch-free Same as Twirla Package configurations 1 box of 3 patches = 1 cycle 1 box with 1 patch = replacement Same as Twirla Top four adverse events/reactions in clinical trials Nausea 3.0% Application site irritation 2.4% Breast tenderness 2.1% Headache 2.0% Breast symptoms 22.4% Headache 21.0% Application site disorders 17.1% Nausea 16.6% Twirla Product Profile Compared to Ortho Evra *Information is based upon the characteristics of Twirla and other Twirla attributes observed in our Phase 3 clinical trials andthe currently marketed Evra product label and publicly-available information. We have not performed a head-to-head comparison of Twirla to Evra. **The Evra package insert indicates a strength of 35µg EE per day C:\Users\Katie\Dropbox\Agile\Corporate Info, Logos\Logos and Images\Twirla\TWIRLA_Logo-TM_G.jpgHand-092_b.jpgComparison of Twirla and Evra Product Characteristics* Screen shot 2012-07-10 at 3.25.38 PM.pngOrtho Evra LogoEvra is a registered trademark of Johnson & Johnson

13 Rule.pngProperty of Agile Therapeutics –06.26.2014 EE Concentrations (pg/ml) EE (pg/mL) Patch Change Patch Removal 140 120 100 80 60 40 20 0 15 25 16 17 18 19 20 21 22 23 24 Day (Week three of Cycle) OC 35µg –Days 15-20 (estimated) Twirla Patch –Days 15-21 (observed) OC 35µg –Day 21 (observed) Evra –Days 15-21 (from label) Sources: Archer, et al. Contraception 2012;85:595-601 Archer, at al. Oral presentation at American Society of Reproductive Medicine (ASRM), 2010 Twirla PK Profile Compared to 35µg Oral Contraceptive and Ortho Evra Lower dose of EE from Twirla compared to Evra Data are not a head-to-head comparison of Twirla to Evra. The Evra curve was estimated based on the graph provided in the Evra label.

14 Rule.pngProperty of Agile Therapeutics –06.26.2014 The Path Forward –New TwirlaTrial •CRO lacked experience with large contraceptive trials •Poor study conduct at several clinical sites •Study population at higher risk for non-compliance •No utilization of technology •New Team / Chief Medical Officer -Dr. Elizabeth Garner •New top-tier CRO -Parexel •Data-driven site selection •Rigorous screening of subjects •Use of technology for improved study oversight –PHT e-diary What we believe were the issues Why a new trial can be successful

15 Rule.pngProperty of Agile Therapeutics –06.26.2014 Twirla Product Development Summary Comprehensive clinical program enrolled over 2,100 women –Over 1,500 women have received Twirla –485 women have received Twirla for 12 months Pharmacokinetic profile is consistent with a low-dose contraceptive* Effectiveness in Phase 3 studies generally comparable to approved low- dose oral contraceptive (OC) comparators** Twirla was well-tolerated with low rate of estrogen-associated adverse events** The Skinfusion technology performed well with daily activities and conditions, including showering, exercise, swimming, and heat/humidity *Archer DF, et al, Contraception 2012 Jun;85(6):595-601 **Kaunitz A, et al, Obstetrics and Gynecology 2014 Feb;123(2):1-10

16 Rule.pngProperty of Agile Therapeutics –06.26.2014 Twirla Phase 3 Clinical ResultsPrimary Effectiveness Measure •Pearl Index (PI) = Pregnancies per 100 women-years of product use *Pooled data from 2 clinical trials, CL-12 and CL-13. Data on File, Agile Therapeutics, CRL response to FDA, Aug 2013. **Quartette package insert. Quartette is a registered trademark of Teva, Inc. Observed PIs in Phase 3 Trials Twirla Phase 3 Trials* Pill 6.72 Twirla 5.76 HighestPI approved to date** 3.19 Number of On-drug pregnancies Number of 28-day On-drug cycles (13) (100)

Impact of New Users and Minorities on Twirla PI

- We believe clinical results were affected by study conduct issues at several sites
  - 36% of on-drug pregnancies reported at 4 of 96 sites*
- Study population comprised high proportion of new users and minorities who are known to be at higher risk of non-compliance and pregnancy**
  - New users had ~3 times higher non-compliance than experienced users
  - These factors impacted the observed PIs

Twirla PI Stratified by New Users and Minority Subjects	
Current users[a]	0.0
Experienced users[b]	3.0
New users[c]	8.7
Black subjects who were new users	16.0

(a) Current users = subjects who used a hormonal contraceptive within seven days of enrollment
(b) Experienced users = recent (used a hormonal contraceptive within 6 months of enrollment) and current users
(c) New users = never used hormonal contraception (HC) or had not used HC in the 6 months prior to enrollment

*These 4 sites represented 15% of the randomized subject population
**Hatcher, et al. Contraceptive Technology 20th Ed, 2011, page 50 and Pooled data from 2 clinical trials, CL-12 and CL-13. Data on File, Agile Therapeutics, CRL response to FDA, Aug 2013

Agile THERAPEUTICS
Property of Agile Therapeutics – 06.26.2014
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Twirla Regulatory Interactions and Path Forward


Two Phase 3 Trials Conducted
• Effectiveness comparable to low dose OC comparators*
FDA Interactions
• Agile agreed to new study with simplified design and improved conduct
• FDA provided clear guidance on requirements for new Phase 3 trial
2010
2011
2012
2013
2014
NDA Filed
CRL Received
Initiate New Phase 3 Trial
FDA Requested New Phase 3 Study
• PI results not sufficient for approval
• Study conduct issues

*Pooled data from 2 clinical trials, CL-12 and CL-13. Data on File, Agile Therapeutics, CRL response to FDA, Aug 2013

Agile Therapeutics
Property of Agile Therapeutics – 06.26.2014
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New Twirla Trial

Planned Twirla Phase 3 Trial

- Single-arm, open-label study
- ~2,000 sexually active subjects will receive Twirla for up to one year
- 50 to 70 sites U.S. sites

CRO - Parexel

The best possible **partner**

- Robust technology
- Real-time data

Site Selection

Data-driven site qualification

- Experienced study coordinators

Compliant Subjects

Rigorous screening

- Experienced users
- Representative demographics

Execution

Achieve **high retention** and **low loss to follow-up**

- Extensive training
- Electronic diaries and reminders

Pregnancy Adjudication

Accurate and **Timely**

- Pregnancy Review Committee

Agile Therapeutics
Property of Agile Therapeutics – 06.26.2014
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20 Rule.pngProperty of Agile Therapeutics –06.26.2014 Twirla Value Proposition •Patch designed to offer convenience and compliance –Physicians want products that offer their patients convenience .give them confidence in compliance •Selection of hormones at right dose –Levonorgestrel is one of the progestins with the lowest risk of VTE –Over 25 years of market experience –Delivers low daily dose (~ 30µg) of ethinyl estradiol •Has unique selling proposition for patients –Offers convenience and compliance –Fits with the busy lifestyle of today’s women Right product and right dose for physicians and patients C:\Users\Katie\Dropbox\Agile\Corporate Info, Logos\Logos and Images\Twirla\TWIRLA_Logo-TM_G.jpgSources: Contraceptive Patch Assessment Studies (n=152 ObGyns and n=307 consumers), Kantar Health, Dec 2010 and Twirla ObGyn/NP and Consumer Market Research, RG&A, Aug 2012

21 Rule.pngProperty of Agile Therapeutics –06.26.2014 Agile Has Additional Products in Development Product Rationale Development •Standard contraceptive regimen •Validated market opportunity •Currently in Phase III •Responding to CRL AG200-ER Extended Cycle Regimen •Fewer periods per year •Potential advantage over OC regimens •No new product development required •Potential to progress into Phase 3 in 2015 AG200-SP Shortened Hormone- Free Interval (SHFI) •Shorter, lighter periods •Potential to improve contraceptive effectiveness •Requires product development •Potential to initiate Phase I in 2015 AG890 Progestin-OnlyRegimen •Designed for women who are unable or unwilling to take estrogen •Initial Phase I/II trial conducted •Additional product development required C:\Users\Katie\Dropbox\Agile\Corporate Info, Logos\Logos and Images\Twirla\TWIRLA_Logo-TM_G.jpg

22 Rule.pngProperty of Agile Therapeutics – 06.26.2014 Source: IMS sales retail + non-retail, Dec 2013 Loestrin and Minastrin a registered trademarks of Actavis (formerly Warner-Chilcott), Ortho Evra and Tri-Cyclen are registered trademarks of J&J, Yaz is a registered trademark of Bayer, Nuvaring is a registered trademark of Merck Combination Hormonal Contraceptive Market is a Large Opportunity Leading Brands Form 2013 Sales ($Millions) Nuvaring (Merck) Ring $569 Tri-Cyclen-Lo (Johnson & Johnson) Pill $469 Loestrin/Minastrin 24 (Actavis/Warner Chilcott) Pill $413 LoLoestrin (Actavis/Warner Chilcott) Pill $272 Evra (Johnson & Johnson) Patch $152 Beyaz (Bayer) Pill $111 Generess (Actavis) Pill $82 Yaz (Bayer) Pill $53 TwirlaTwirla™™ AG200AG200--ERER AG200AG200--SPSP Ring ortho_evra_patch.jpgPatches Pills C:\Users\Katie\Pictures\Loestrin photo.jpgCombination Hormonal Contraceptive Market $4.2 Billion http://www.bd.nl/polopoly_fs/1.4167231.1390569730!/image/image.JPG_gen/derivatives/landscape_800_600/image-4167231.JPG

CHC Products Recently Approved and In Development

Contraceptive Patch Products

Product	Description	Status
Xulane™ (Mylan)	Generic equivalent to Ortho Evra Same label as Evra	Launch announced Apr 2014 WAC price = $95.12/cycle
Bay86-5016 (Bayer)	Transdermal Patch containing: Gestodene + EE 20ug/d Transparent patch	US Phase III completed Sep 2010 US NDA not submitted Approved in Europe, Feb 2014

Other CHC Products in Development

Product	Description	Status
DR-102 (Teva)	Oral contraceptive	Phase III
Nomac/E2 (Merck)	Oral contraceptive	Phase III
Yaz Flex (Bayer)	Oral contraceptive	Phase III
Vaginal Ring (Actavis & Pop Council)	Vaginal Ring	Phase II
Nestragel™ (Antares & Pop Council)	Topical gel contraceptive	Phase II
Estelle (Actavis)	Oral contraceptive	Phase II

Agile THERAPEUTICS
Property of Agile Therapeutics – 06.26.2014

Sources: clinicaltrials.gov, accessed Feb 2014, BioPharm Insight by Infinata, July 2013, Company press releases

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24 Rule.pngProperty of Agile Therapeutics –06.26.2014 $41.53 $45.57 $50.35 $59.49 $68.57 $75.87 $81.88 $89.35 $94.44 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 $90.00 $100.00 $110.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 Avg. Price/Cycle for Branded Contraceptives ($WAC) Branded Contraceptives Continue to Take Aggressive Price Increases Source: Price Rx Select, as of Feb2014. *only includes price increases which occurred through Feb 2014 Calculations include 13 leading branded contraceptive products. Avg. Annual Price Increase 2006 2007 2008 2009 2010 2011 2012 2013 2014* 12.2% 9.7% 10.3% 17.3% 13.5% 11.6% 7.7% 8.5% 5.6%

25 Rule.pngProperty of Agile Therapeutics – 06.26.2014 Product Share Allocations: Pre-and Post-Twirla Product Profile % of next 100 new patients 3% 1% 3% 14% 14% 15% 82% 67% 74% 17% 9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Mean %Share of next 100 new patients Twirla Oral (pill) Vaginal ring (NuvaRing) Contraceptive patch (Ortho-Evra) Pre-product profile share allocations Share allocations after seeing AG200-15 AG200-15 Market Share Calibrated for Overstatement Kantar Health Demand Calibration Model: Adjusts for physician overstatement Source: Contraceptive Patch Assessment Study (n=152 ObGyns), Kantar Health, Dec 2010 ObGyns Estimate Use of Twirla in 9% of New Contraceptive Patients

26 Rule.pngProperty of Agile Therapeutics – 06.26.2014 Twirla has Significant Peak Revenue Potential AG200-15 Annual Peak Sales Projection Based on Market Share Potential 9% TRx Share (based on market research) $972 Million Revenue Potential for each Market Share Point is Significant Sources: IMS NPA Dec 2013 and Wolters Kluwer Price Rx Select, Sep 2013 88 Million TRx (Total Market, 2013) $88 per cycle (Avg. WAC, 2013) 1.4 cycles/TRx (Avg. Rx size, 2013) 1% $108 Million per 1% TRx share

27 Property of Agile Therapeutics –06.26.2014 ObGyn Focus on Contraceptives Allows for Small Sales Force of ~70 to 100 Representatives ObGyns and NP/PAs Account for ~70% of U.S. Contraceptive Prescriptions Source: IMS NPA, TRx Volume by Prescriber Type, 2013 Source: IMS NPA, TRX Volume by Category, 2010 Contraceptive TRx Volume by Prescriber Type ObGyn TRx Volume by Category ObGyn/NP’s 69%

28 Rule.pngProperty of Agile Therapeutics –06.26.2014 Agile is Prepared for Commercial-Scale Manufacturing Agile has an exclusive agreement with Corium International, Inc. •Corium responsible for all aspects of manufacturing •Substantial build-out of manufacturing facilities completed •Robust process developed for commercial-scale manufacturing •>$10 Million investment by Agile in commercial-scale equipment •Same process for clinical trials and commercial materials

29 Rule.pngProperty of Agile Therapeutics –06.26.2014 Financial Profile Background •Founded in 1997 •Approximately $121.2 Millionof funding from inception to December 31, 2013 •Non-dilutive sources of capital –$15 Millionventure debt (Dec 2012) –$3.6 Millionfrom sale of state NOLs (Feb 2014) •$3.0 Millioncash on hand at 3/31/14 –$3.0 Million bridge financing (Apr 2014) Use of proceeds •$55.0 Million gross proceeds (~$49.1 Millionnet proceeds) –$31 Millionfor additional Phase 3 clinical trial for Twirla –Completion of equipment validation and expansion of manufacturing capabilities –Development of product candidate pipeline including line extensions –Principal (beginning Feb 2015) and interest payments on term loan continuing through Jul 2017

Agile Corporate Accomplishments

☑	Jan 2014	Elizabeth Garner, MD joined as Chief Medical Officer (CMO)
☑	Feb 2014	Received $3.6 Million through New Jersey Technology Business Tax Certificate Transfer (NOL) program
☑	Feb 2014	Dan Shames, MD joined Scientific Advisory Board (SAB) *Former FDA Director, Division of Reproductive and Urologic Products/CDER*
☑	Mar 2014	William McKee appointed to Board of Directors *Former CFO, Barr Pharmaceuticals, LLC*
☑	Mar 2014	Filed registration statement (S-1) for proposed initial public offering (IPO)
☑	Mar 2014	Katie MacFarlane, PharmD joined as Chief Commercial Officer (CCO)
☑	May 2014	Completed initial public offering (IPO) for $55 Million
☑	Jun 2014	Sixth U.S. patent granted on Skinfusion® transdermal technology – to list in Orange Book

Agile THERAPEUTICS
Property of Agile Therapeutics – 06.26.2014
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31 Property of Agile Therapeutics –06.26.2014 Development Milestones Twirla Milestones 2014 2015 2016 Expected First Patient, First Visit (FPFV) FDA meeting, clear path forward identified Anticipated validation of additional line (full commercial capacity) Expected Last Patient, Last Visit (LPLV) FDA comments on protocol received Line Extensions and New Products AG200-ER AG890 AG200-SP Program design initiation, potential to progress into phase 3 in 2015 Patch development required, potential to initiate phase 1 in 2015 Data analysis and patch development required, clinical decision point in 2015 2014 2015 2016

32 Rule.pngProperty of Agile Therapeutics –06.26.2014 Agile Investment Thesis •$4.2 Billion combined hormonal contraceptive (CHC) market •Significant Unmet Need: No low-dose CHC patch on the market today Large Market Opportunity •Over 1,500 women have received Twirla in clinical trials that showed favorable safety and tolerability •Two completed randomized phase 3 trials showed pregnancy rate comparable to comparator pills Significant Clinical Experience •CRL and FDA communications provide clear guidance on path forward with one single-arm trial •Potential for near-term approval in late 2016 Clear Regulatory Path •Wholly owned assets means company is free to partner or sell •Company can market directly through focused sales force Multiple Strategic Options •Deep experience in women’s health and contraceptive products World Class Team •6 issued patents, protection to 2028 •Technological and manufacturing know-how High Barriers to Generic Entry